FIRST AMENDMENT AND WAIVER TO

                            FACILITY A LOAN AGREEMENT

         THIS FIRST AMENDMENT AND WAIVER TO FACILITY A LOAN AGREEMENT (this "Amendment"), dated as of the 25th day of February, 2000 (the "Amendment Date"), by and among TV GUIDE, INC. (f/k/a United Video Satellite Group, Inc.), a Delaware corporation (the "Borrower"), the LENDERS (as defined in the Loan Agreement defined below) signatory hereto and BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), as administrative agent (the "Administrative Agent") for the Lenders (as defined in the Loan Agreement defined below);

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Facility A Loan Agreement for $300,000,000 Revolving Credit Facility dated as of March 1, 1999 (as hereinafter and herewith amended from time to time, the "Loan Agreement");

         WHEREAS, the Borrower has informed the Lenders and the Administrative Agent that it intends to consummate a merger with Gemstar International Group Limited ("Gemstar") or a wholly-owned subsidiary of Gemstar ("Gemstar Merger");

         WHEREAS, the Borrower has requested that the Required Lenders, and the Required Lenders have agreed to, on the terms and subject to the conditions set forth herein, in connection with the Gemstar Merger, amend and waive compliance with certain provisions of the Loan Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby and further agree as follows:

         1.       Amendments to Loan Agreement.

                  (a)      Amendments to Article 1.

                           (i)      Article 1 of the Loan Agreement,
Definitions, is hereby amended by deleting the definition of "Change of Control" in its entirety and substituting in lieu thereof the following:

                  "'Change of Control' shall mean any change in the ownership of the Borrower that results in the Parent owning, directly or indirectly, in the aggregate less than a majority of all voting rights (after giving effect to any member's agreement or voting trust agreements) and economic rights with respect to the Capital Stock of the Borrower (including, without limitation, warrants, options, conversion rights, voting rights and calls or claims of any character with respect thereto, to the extent exercisable prior to repayment in full of the Obligations)."

                           (ii)     Article 1 of the Loan Agreement,
Definitions, is hereby further amended by adding the following new definition of "Parent" thereto in appropriate alphabetical order:

                  "`Parent' shall mean, Gemstar International Group Limited, a Delaware corporation."

                  (b) Amendments to Article 5. Section 5.4 of the Loan Agreement, General Covenants, is hereby amended by deleting the existing section in its entirety and substituting in lieu thereof the following text:

                  "Section 5.4 Accounting Methods and Financial Records. The Borrower will, and will cause each of its Restricted Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, and will keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP and keep accurate and complete records of their respective properties and assets. The Borrower and its Restricted Subsidiaries will maintain a fiscal year ending on March 31 unless otherwise agreed by all of the Arrangers."

                  (c)      Amendments to Article 6.

                           (i)      Amendment to Section 6.1.  Section 6.1 of
the Loan Agreement, Quarterly Financial Statements and Information, is hereby amended by deleting it in its entirety and by substituting the following in lieu thereof:

                  "Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three (3) quarters in each fiscal year, the unaudited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as of the end of such quarter, and the related unaudited consolidated and consolidating statement of operations and related unaudited consolidated statement of cash flows of the Borrower and its Subsidiaries for the elapsed portion of the year ended with the last day of such quarter, certified by an Authorized Signatory of the Borrower to have been prepared in accordance with GAAP and, in his or her opinion, present fairly the financial position of the Borrower and its Subsidiaries, as of the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments; provided that, the information provided pursuant to this section shall include a management analysis of the Borrower and its Subsidiaries."

                           (ii)     Amendment to Section 6.2.  Section 6.2 of
the Loan Agreement, Annual Financial Statements and Information; Certificate of No Default, is hereby amended by deleting the existing section in its entirety and substituting in lieu thereof:

                  "Section 6.2 Annual Financial Statements and Information; Certificate of No Default. Within ninety (90) days after the end of each fiscal year the audited consolidated balance sheet of the Borrower and its Subsidiaries and the related audited consolidated statements of operations and related audited consolidated statements of cash flows of the Borrower and its Subsidiaries for such fiscal year and set forth in comparative form such figures as of the end of and for the previous fiscal year, all in reasonable detail (which shall include a management analysis of the Borrower and its Subsidiaries), and in each case prepared in accordance with GAAP throughout the periods involved and shall be certified by independent certified public accountants of recognized national standing which certification shall (a) be accompanied by the opinion of such accountants without reservation or exception as to the scope of their audit, (b) state that the examination by such accountants in connection with the financial statements has been made in accordance with generally accepted auditing standards, (c) include the opinion of such accountants that such financial statements have been prepared in accordance with GAAP, except as otherwise specified in such opinion, and
                  (d) stating that, in making the examination necessary for their audit of the financial statements of the Borrower for such year, nothing came to their attention of a financial or accounting nature that caused them to believe that the Borrower was not in compliance with the terms, covenants, provisions or conditions of this Agreement, or that there shall have occurred any condition or event which would constitute a Default or, if so, specifying all such instances of non-compliance and the nature and status thereof."

         2. Waiver. The Gemstar Merger is prohibited by Section 7.5(b) of the Loan Agreement and the Borrower has requested that the Required Lenders waive compliance therewith in connection with the Gemstar Merger. Furthermore, in connection with the Gemstar Merger, the holders of the Borrower's 8 1/8% Senior Subordinated Notes (the "Subordinated Notes") will have the right to require the Borrower to repurchase such Subordinated Notes ("Subordinated Note Redemption") and the Borrower has requested that the Required Lenders waive compliance with
Section 7.14 of the Loan Agreement in order to permit the Borrower to redeem such Subordinated Notes. The Required Lenders hereby waive compliance with Sections 7.5(b) and 7.14 of the Loan Agreement in connection with the Gemstar Merger and the Subordinated Note Redemption, respectively. The Required Lenders hereby further agree that, for the purposes of calculating Fixed Charges under the Loan Agreement, the amounts paid in connection with the Subordinated Note Redemption shall be deemed not to be scheduled principal payments of Indebtedness for Money Borrowed.

         3. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Lenders as follows:

                  (a) Each representation and warranty as set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date, or is otherwise inapplicable;

                  (b) The Borrower has the corporate power and authority (i) to enter into the Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and each of this Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                  (d) The execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

         4. Amendment Fee. On the Amendment Date hereof, the Borrower shall pay to the Administrative Agent on behalf of each Lender executing this Amendment an amendment fee in the amount of 0.05% of such Lender's portion of the Facility A Commitment (the "Amendment Fee"). The Amendment Fee shall be fully earned when due and non-refundable when paid.

         5. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance or Requests for Issuance of Letters of Credit). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Lenders or the Required Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

         6. Loan Documents. This document shall be deemed to be a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         8. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         9. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         10. Effective Date. Section 1(b) hereof shall, subject to the execution and delivery hereof by the Arrangers, be effective on the "Effective Date" (as defined in that certain Agreement and Plan of Merger between the Borrower and Gemstar) of the Gemstar Merger (the "Effective Date"). Notwithstanding any other section hereof and subject to the execution and delivery hereof by the Required Lenders, Sections 1 and 2 of this Amendment shall be effective on the Effective Date.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:                                   TV GUIDE, INC. (f/k/a United Video
                                            Satellite Group, Inc.), a Delaware
                                            corporation


                                            By:     /s/Craig M. Waggy
                                               ------------------------
                                                     Title:

ADMINISTRATIVE AGENT:                       BANK OF AMERICA, N.A. (f/k/a Bank of
                                            America National Trust and Savings
                                            Association), as Administrative
                                            Agent for itself and the Lenders


                                            By:   /s/Janice Hammond
                                                  ------------------
                                                     Title:


LENDER: BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), as a Lender

                                            By:   /s/Matthew Koenig
                                                  ------------------
                                                     Title:

                                            TORONTO DOMINION (TEXAS), INC., as a
                                            Lender

                                            By:     /s/Ann S. Slanis
                                                ----------------------
                                                     Its:

                                            THE BANK OF NEW YORK COMPANY, INC.,
                                            as a Lender

                                            By:      /s/James W. Whitaker
                                                --------------------------
                                                     Its:

                                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                            a Lender

                                            By:      /s/John P. Judge
                                                ----------------------
                                                     Its:

                                            BANCA COMMERCIALE ITALIANA, NEW YORK
                                            BRANCH, as a Lender

                                            By:
                                                     Its:

                                            By:
                                                     Its:

                                            BANK OF HAWAII, as a Lender

                                            By:      /s/Luke Yeh
                                                -----------------
                                                     Its:

                                            THE BANK OF NOVA SCOTIA, as a Lender

                                            By:    /s/Vincent J. Fitzgerald, Jr.
                                                --------------------------------
                                                     Its:

                                            BANK OF OKLAHOMA, N.A., as a Lender

                                            By:      s/Scott Mabrey
                                                     Its:

                                            BANKBOSTON, N.A., as a Lender

                                            By:      /s/Julie V. Jalelian
                                                --------------------------
                                                     Its:

                                            BANQUE NATIONALE DE PARIS, as a
                                            Lender

                                            By:
                                                     Its:

                                            By:
                                                     Its:

                                            BARCLAYS BANK, PLC, as a Lender


                                            By:      /s/T.C. Harrington
                                                ------------------------
                                                     Its:


                                            By:      /s/Andrew Wynn
                                                ------------------------
                                                     Its:

                                            CITIBANK, N.A., as a Lender

                                            By:      /s/Suneet Gupta
                                                ------------------------
                                                     Its:

                                            CREDIT INDUSTRIEL ET COMMERCIAL
                                            (f/k/a Compagnie Financiere de CIC
                                            et de l'Union Europeenne), as a
                                            Lender

                                            By:      /s/Brian O'Leary
                                                ------------------------
                                                     Its:


                                            By:      /s/Anthony Rock
                                                ------------------------
                                                     Its:

                                            THE DAI-ICHI KANGYO BANK, LTD., as a
                                            Lender

                                            By:      /s/Daniel Guevara
                                                ------------------------
                                                     Its:

                                            ERSTE BANK DER OESTERREICHISCHEN
                                            SPARKASSEN AG, as a Lender


                                            By:      /s/Anca Trifan
                                                ------------------------
                                                     Its:


                                            By:      /s/John S. Runnion
                                                ------------------------
                                                     Its:

                                            FIRST UNION NATIONAL BANK, as a
                                            Lender

                                            By:
                                                ------------------------
                                                     Its:

                                            FLEET NATIONAL BANK, as a Lender

                                            By:      /s/Julie V. Jalelian
                                                --------------------------
                                                     Its:

                                            KBC BANK, N.V., as a Lender

                                            By:      /s/Robert Snauffer
                                                ------------------------
                                                     Its:


                                            By:      /s/Kenneth Connor
                                                ------------------------
                                                     Its:

                                            LLOYDS TSB BANK, PLC, as a Lender


                                            By:      /s/Ian Dimmock
                                                ------------------------
                                                     Its:


                                            By:      /s/David Rodway
                                                ------------------------
                                                     Its:

                                            LOCAL OKLAHOMA BANK, N.A.
                                            (f/k/a LOCAL FEDERAL BANK, FSB)
                                            as a Lender

                                            By:      /s/Elisabeth F. Blue
                                                --------------------------
                                                     Its:

                                            MELLON BANK, N.A., as a Lender

                                            By:      /s/Nancy E. Gale
                                                ----------------------
                                                     Its: